TEMPLETON GROWTH FUND

[PHOTO OF
MARK HOLOWESKO
APPEARS HERE]

Mark Holowesko
Director of Global
Equity Research
------------------


Mark G. Holowesko is the president and portfolio manager of Templeton Growth Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as director of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in Economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member and director of the International Society of Financial Analysts.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Growth Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the 41st annual report of the Templeton Growth Fund, which covers the period ended August 31, 1995.

The past fiscal year was marked by extreme volatility in emerging markets and unexpected advances in developed markets. Stock markets of most developed countries posted double-digit returns despite the high degree of uncertainty prevalent in many overseas markets at the beginning of 1995. Much of this uncertainty was precipitated by the devaluation of the Mexican peso in December 1994, which led to a decline of more than 70% (in U.S. dollar terms) in the Mexican equity market. The ensuing negative impact on financial markets, which was coyly coined "the Tequila Effect," was not limited to Latin America. Investors in Asian securities soon discovered that their stocks were declining in value due to professional money managers' generally poor opinions of most emerging markets. However, most major developed markets, particularly those in the United States, the United Kingdom, and Germany, showed surprising strength. One exception was Japan, which suffered from a deteriorating real estate market and the resulting impact on its banks.

Cyclical stocks performed very well throughout the reporting period because of economic growth worldwide. This was especially true of the paper, chemicals and metals sectors. Other strong performers included financial services and technology stocks. Although we lacked exposure to the technology sector, our holdings in these other strong areas helped the performance of the Fund.

Responding to various economic and financial conditions worldwide, we reduced our holdings in certain developed markets, particularly Germany and the U.S., and bought securities in emerging markets, which we felt were better bargains. The extraordinary potential of emerging markets is often overshadowed by the sheer size of financial markets in developed countries. Although developed


--------------------------------------------------------------------------------

Templeton Growth Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

[PIE CHART APPEARS HERE]


                 United States Stocks               26.9%
                 Asian Stocks                        8.2%
                 Australian & New Zealand Stocks     5.3%
                 European Stocks                    25.8%
                 Latin American Stocks               6.0%
                 Other Stocks                        1.9%
                 Fixed-Income Securities             6.2%
                 Short-Term Obligations &
                  Other Net Assets                  19.7%

countries constitute only a small portion of the world's population, they consume a majority of goods and services worldwide. Consider also, that Asia's total Gross National Product (GNP) is amazingly close to the GNP of the U.S. alone, yet Asia has 3.1 billion people, compared with only 260 million in the U.S. As the world's developing markets evolve, these countries' per-capita wealth should increase, which will affect consumption patterns and raise standards of living. We already see this happening in Asia, where GNP has been increasing significantly faster than in the U.S.

Looking forward, the world's financial markets should, hopefully, continue to be volatile. I say "hopefully," because the more volatile the market, the more share prices tend to fluctuate. The more share prices fluctuate, the less likely the market will reflect the "true" value of a company, and the easier it becomes for us to find potential bargain-priced stocks for your Fund. Many investors are frightened by volatility, but we welcome the opportunity it provides us. There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These risks are discussed in the Fund's prospectus.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND
Top 10 Holdings on 8/31/95
Based on Total Net Assets


                                                                      % of Total
Name, Industry, Country                                               Net Assets
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.;
Financial Services, United States                                     2.3%
--------------------------------------------------------------------------------
HSBC Holdings PLC; Banking,
Hong Kong                                                             1.5%
--------------------------------------------------------------------------------
Telefonos de Mexico SA;
Telecommunications, Mexico                                            1.5%
--------------------------------------------------------------------------------
Georgia-Pacific Corp.; Forest
Products & Paper, United States                                       1.4%
--------------------------------------------------------------------------------
Citicorp; Banking, United States                                      1.3%
--------------------------------------------------------------------------------
Ford Motor Co.; Automobiles,
United States                                                         1.2%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes
Brasileiras SA; Telecommunications,
Brazil                                                                1.2%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.375%, 1/15/00;
Government Bond, United States                                        1.1%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.375%, 7/15/99;
Government Bond, United States                                        1.1%
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.0%, 10/15/99;
Government Bond, United States                                        1.1%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 13 of this report.


We thank you for your participation in the Templeton Growth Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Growth Fund, Inc.

Q & A

THE FOLLOWING IS AN INTERVIEW
WITH MARK HOLOWESKO, PORTFOLIO
MANAGER OF TEMPLETON GROWTH
FUND

Did the Fund's portfolio change dramatically over the course of the year? If so, what are some of the stocks you bought and sold?

Our portfolios generally do not change dramatically from one year to the next, which reflects our "value" style of investing. We concentrate on a company's prospects over a full business cycle, traditionally a three to five year period, and we tend to hold its shares for about that long. This gives us a relatively low portfolio turnover rate, typically about 20% per year.

This year, we concentrated on capturing some of the value we discovered in emerging markets, particularly Latin America, after a series of major price declines. For example, we purchased shares of Telefonos de Mexico SA (Telmex), Telecomunicacoes Brasileiras SA (Telebras), and YPF Sociedad Anonima. We also added to several economically sensitive European stocks, such as Volvo AB and Asea AB. In the U.S., we took advantage of a strong market by reducing positions that met our price-target levels, while adding to the automotive, utility, and real estate sectors. Specific stocks purchased include General Motors Corp. and Centerior Energy. We also made significant additions to our health care real estate investment trust holdings.

What were your best performing stocks and sectors?

The commodity sectors, most notably aluminum and paper, performed well and provided significant gains for the Fund. Increasing economic activity and growing demand for commodities in emerging markets led to rising prices for aluminum and paper, which gave a big boost to the stock prices of companies operating in those industries. The Fund's positions in stocks such as Georgia-Pacific Corp., James River Corp., International Paper Co., Dow Chemical Co., Aluminum Company of America (ALCOA), Alcan Aluminum Ltd., and Comalco Ltd. benefited from this trend. Other strong performers included Merrill Lynch & Co. Inc. (the Fund's largest holding), Nike Inc., BMW, and Singapore Airlines Ltd.

Were there any disappointments? In other words, were there any stocks that did not perform up to your expectations?

Yes, there were. Every year, about one-third of our stock picks do not live up to our expectations. This is normally due to some unanticipated event at the company, a major change in the industry that adversely impacts the company, or less-than-perfect stock selection on our part. If we can continue to keep our mistakes to roughly one-third of our selections, we should be able to achieve the type of returns investors have come to expect. Examples of stocks that did not perform as well as we had hoped include Celsius Industrier AB, Electrolux AB, Oriental Press Group Ltd., Sun Co. Inc., Peregrine Investments Holdings Ltd., and USAir Group Inc. Although these stocks declined in price, we did not sell them because we continued to believe they represented excellent potential long-term value.

                                     Q & A

The U.S. stock market performed extremely well during the first eight months of 1995. How do you think it will perform in the future?

We cannot be sure how the U.S. market will perform. No one can. Since 1949, there have been 10 major bull markets in the U.S., lasting on average 41 months and raising stock prices an average of 100%. Over the same period, there have been nine major price declines, one about every 5 1/2 years and lasting an average 15 months, that have lowered share prices on average by roughly 20%. Most investors are fully aware of a bull market's potential, but probably do not realize it would be normal if stock prices dropped by 25% sometime over the next two to five years.

Is this true for foreign markets as well?

Yes, a similar situation holds true overseas. Last winter's 78% decline (in U.S. dollar terms) of Mexican stocks was viewed by investors as an abnormal "meltdown" of values. Yet few investors realize that the Mexican stock market has experienced six declines of 70% or more. Even in Hong Kong, where $1.00 invested 10 years ago would have grown to $4.00 today, there have been eight corrections of more than 30% and two in excess of 50%.

How should investors deal with market declines?

First, investors should be aware that just as bull markets, or prolonged share price increases, are a normal part of stock market activity, so are bear markets, or prolonged stock price declines. Second, investors should not only expect market declines and use them to their advantage, but they should concentrate on those stocks that have already declined in price even if the overall market has not. Our investments in General Motors and several utility and real estate stocks, which had already experienced 25% price declines from their recent peaks, reflect this strategy. To a certain extent, by purchasing shares of companies whose prices have already declined, but whose business practices are solid, you may be able to protect yourself during market declines.

                                     Q & A

Emerging markets appear to be recovering after a poor showing in 1994. What is your outlook for these markets in the near future?

As I mentioned earlier, it is difficult for us to predict how specific markets will perform. I believe, however, that the risk of investing in these markets may have declined because so many of them have already experienced major price corrections. We are also excited about the rising standards of living in many of these countries and the impact this should have on consumption. Today, about 15% of the world's population live in countries belonging to the Organisation of Economic Cooperation and Development, but they consume 75% of most goods and services worldwide. As the remaining 85% of the world's population grows economically, consumption patterns of certain goods and services will be significantly affected. We are already beginning to see this happen, and we have invested assets of the Fund in seeking to benefit from this trend.

Does the overall market look expensive now, or are you finding a number of bargain stocks?

On August 31, our bargain list contained roughly 140 names. During the 10 years I have been with Templeton, this list has fluctuated between 80 and 200 names. Today, we are finding a "normal" number of good ideas, which is in contrast to the Fund's above-normal cash level. This cash position is a result of our selling shares of relatively large companies and buying lower-priced shares of companies that are a bit smaller in size.

                                     Q & A

PERFORMANCE SUMMARY

Templeton Growth Fund Class I shares provided a total return of 9.51% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum 5.75% initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 9, the Fund's Class I shares delivered a cumulative total return of more than 300% for the 10-year period ended August 31, 1995.

As measured by net asset value, the price of the Fund's Class I shares increased from $18.95 on August 31, 1994 to $18.96 on August 31, 1995, while the price of the Fund's Class II shares increased from $17.48 on May 1, 1995 (the inception date for these shares) to $18.90 on August 31, 1995.

During the reporting period, Class I shareholders received distributions totalling 29 cents ($0.29) per share in dividend income and $1.29 per share in capital gains, of which 98 cents ($0.98) represented long-term gains and 31 cents ($0.31) represented short-term gains. Class II shareholders did not receive distributions because Class II shares were not in existence when distributions were paid. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on the following page shows how a $10,000 investment in the Fund, over the past ten years, has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance over the same period with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index. Class II shares are not represented as they have not been available for a sufficient period of time. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND -- CLASS I

Total Return Index Comparison
$10,000 Investment (8/31/85 -- 8/31/95)

[Graph appears here showing comparison between Templeton Growth Fund, MSCI Worldwide Index and the CPI]


                                        8/85           8/95
Templeton Growth Fund/1/              $10,000        $37,800
MSCI World Index/2/                   $10,000        $39,400
CPI/3/                                $10,000        $14,184

/1/ Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.

/2/ Index is unmanaged and includes reinvested dividends.

/3/ Source:  U.S. Bureau of Labor Statistics.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND

Periods ended August 31, 1995

                                                                        Since           Since
                                                                      Inception       Inception
                           One-Year      Five-Year      Ten-Year      (11/29/54)      (05/01/95)
Average Annual
Total Return/1/
Class I Shares              3.21%         13.67%         14.22%           14.59%           --

Aggregate
Total Return/2/
Class II Shares               --             --             --               --          6.04%

Cumulative
Total Return/3/
Class I Shares              9.51%        101.30%        301.20%       27,166.05%           --

Class II Shares               --             --             --               --          8.12%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the current maximum 5.75% initial sales charge for Class I Shares.
See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II Shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I Shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher sales charge. Thus, actual total returns to purchasers of shares during that period would have been different than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND -- CLASS I

If you had invested $10,000 in the Templeton Growth Fund at its inception, it would be worth over $2.5 million today. The chart below illustrates the cumulative total return of an assumed $10,000 investment in the Fund on November 29, 1954, with income dividends and capital gains distributions reinvested through August 31, 1995.*

[Mountain Chart appears here showing on initial Investment of $10,000 made on 11/29/54 (initial net asset value of $9,425) would be valued at $2,569,855 on 8/31/95]

*The amount of capital gains distributions accepted in shares was $1,321,071. The total amount of dividends reinvested was $712,685. The performance information shown represents past performance and is not an indication of future results. For standardized performance figures, please refer to the Performance Summary on page 9. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

TEMPLETON GROWTH FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                 CLASS I
                          ----------------------------------------------------------
                                           YEAR ENDED AUGUST 31
                          ----------------------------------------------------------
                             1995        1994        1993        1992        1991
                          ----------  ----------  ----------  ----------  ----------
Net asset value, begin-
 ning of year             $    18.95  $    17.47  $    15.81  $    16.14  $    15.23
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
 Net investment income           .39         .29         .32         .41         .45
 Net realized and
  unrealized gain               1.20        2.58        2.97         .92        1.68
                          ----------  ----------  ----------  ----------  ----------
Total from investment
 operations                     1.59        2.87        3.29        1.33        2.13
                          ----------  ----------  ----------  ----------  ----------
Distributions:
 Dividends from net in-
  vestment income               (.29)       (.27)       (.36)       (.44)       (.54)
 Distributions from net
  realized gains               (1.29)      (1.12)      (1.27)      (1.22)       (.68)
                          ----------  ----------  ----------  ----------  ----------
Total distributions            (1.58)      (1.39)      (1.63)      (1.66)      (1.22)
                          ----------  ----------  ----------  ----------  ----------
Change in net asset
 value                           .01        1.48        1.66        (.33)        .91
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year                     $    18.96  $    18.95  $    17.47  $    15.81  $    16.14
                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN *                 9.51%      17.47%      23.57%       9.22%      15.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                    $6,964,298  $5,611,560  $4,033,911  $3,268,644  $2,895,684
Ratio of expenses to av-
 erage net assets              1.12%       1.10%       1.03%        .88%        .75%
Ratio of net investment
 income to average net
 assets                        2.40%       1.76%       2.10%       2.62%       3.09%
Portfolio turnover rate       35.21%      27.35%      28.89%      24.46%      30.28%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH FUND, INC.
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $ 17.48
                                                          -------
Income from investment operations:
 Net investment income                                        .04
 Net realized and unrealized gain                            1.38
                                                          -------
Total from investment operations                             1.42
                                                          -------
Net asset value, end of period                            $ 18.90
                                                          =======
TOTAL RETURN *                                              8.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $42,548
Ratio of expenses to average net assets                     1.86%**
Ratio of net investment income to average net assets        1.61%**

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT
  SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
  +COMMENCEMENT OF OFFERING OF SALES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS: 72.4%
--------------------------------------------------------------------------------
 Aerospace & Military Tech: 1.5%
                Boeing Co.                   U.S.         600,000 $   38,250,000
                British Aerospace PLC        U.K.       5,781,764     59,209,971
                Celsius Industrier AB, B     Swe.         692,600      9,912,172
                                                                  --------------
                                                                     107,372,143
--------------------------------------------------------------------------------
 Appliances & Household Durables: 1.4%
                Electrolux AB, B             Swe.         650,000     28,352,598
                Email Ltd.                   Aus.       6,557,700     17,498,241
                Sony Corp.                   Jpn.       1,000,000     54,615,188
                                                                  --------------
                                                                     100,466,027
--------------------------------------------------------------------------------
 Automobiles: 4.5%
                Bayerische Motorenwerke
                 (BMW)                       Ger.          44,500     24,705,381
                Ciadea SA                    Arg.       1,640,173      6,728,410
                Consorcio G Grupo Dina
                 SA de CV                    Mex.         407,000        311,979
                Consorcio G Grupo Dina
                 SA de CV, ADR               Mex.          28,400         95,850
                Ford Motor Co.               U.S.       2,666,600     81,664,625
                General Motors Corp.         U.S.       1,100,000     51,700,000
                Peugeot SA                    Fr.         236,650     31,266,141
                Regie Nationale des
                 Usines Renault SA            Fr.         119,450      3,378,752
                Volkswagen AG                Ger.         160,000     48,937,330
                Volvo AB, B                  Swe.       3,398,400     67,485,825
                                                                  --------------
                                                                     316,274,293
--------------------------------------------------------------------------------
 Banking: 12.1%
                ABN AMRO NV                 Neth.         954,400     36,714,385
                ABN Amro NV, trading
                 cpn.                       Neth.         954,400        957,010
                Argentaria Corporacion
                 Bancaria de Espana SA        Sp.         861,491     32,901,785
                Australia & New Zealand
                 Banking Group Ltd.          Aus.      14,546,182     59,041,486
                Banco Bilbao Vizcaya          Sp.       1,350,000     40,848,748
                Banco Central Hispano         Sp.         928,000     19,348,748
                Banco Popular Espanol         Sp.         200,000     30,776,591
                Banco Portugues de
                 Investimento SA            Port.         378,790      5,590,538
                Bank of Ireland              Irl.       2,174,000     12,548,535
                BankAmerica Corp.            U.S.         500,000     28,250,000
                Bankinter SA                  Sp.         200,000     17,381,598
                Barclays PLC                 U.K.       3,729,700     41,667,453
                Canadian Imperial Bank
                 of Commerce                 Can.         500,000     12,288,214
                Chase Manhattan Corp.        U.S.         800,000     46,000,000
                Chemical Banking Corp.       U.S.         600,000     34,950,000
                Citicorp                     U.S.       1,403,000     93,124,125
                CS Holding, reg.            Swtz.         305,150     25,008,143

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Banking (cont.)
                Ergo Bank SA                  Gr.         128,880 $    5,924,701
                HSBC Holdings PLC            H.K.       7,617,741    102,344,021
                National Australia Bank
                 Ltd.                        Aus.       5,614,209     48,191,360
                National Bank of Canada      Can.       2,485,600     20,593,781
                National Westminster
                 Bank PLC                    U.K.       3,607,407     32,940,650
                Philippine National Bank    Phil.          28,993        307,602
                Royal Bank of Canada         Can.         474,920     10,566,550
                Shinhan Bank Co. Ltd.        Kor.         817,850     18,849,052
                *Shinhan Bank Co. Ltd.,
                 new                         Kor.             863         19,332
                Standard Chartered PLC       U.K.       3,353,200     22,476,763
                Svenska Handelsbanken, A     Swe.       1,250,000     19,515,736
                Westpac Banking Corp.        Aus.       8,534,063     32,073,056
                                                                  --------------
                                                                     851,199,963
--------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.9%
                News Corp. Ltd.              Aus.       1,573,980      8,115,921
                News International PLC       Aus.       6,529,600     33,130,263
                Oriental Press Group
                 Limited                     H.K.      17,999,000      7,266,099
                Sing Tao Holdings Ltd.       H.K.       3,561,800      2,116,559
                South China Morning Post
                 (Holdings) Ltd.             H.K.      19,997,100     11,043,483
                                                                  --------------
                                                                      61,672,325
--------------------------------------------------------------------------------
 Building Materials & Components: 1.1%
                *Owens Corning Fiberglas
                 Corp.                       U.S.       1,607,900     63,110,075
                Pioneer International
                 Ltd.                        Aus.       5,021,749     13,060,073
                                                                  --------------
                                                                      76,170,148
--------------------------------------------------------------------------------
 Business & Public Services: 0.1%
                Horizon/CMS Healthcare
                 Corp.                       U.S.               1              4
                Wheelabrator
                 Technologies Inc.           U.S.          43,400        678,125
                                                                  --------------
                                                                         678,129
--------------------------------------------------------------------------------
 Chemicals: 2.7%
                Akzo Nobel NV               Neth.         395,942     46,680,491
                Bayer AG                     Ger.         108,800     28,111,608
                DSM NV                      Neth.         700,000     57,897,296
                European Vinyls Corp.
                 EVC International NV       Neth.         460,271     19,552,077
                Lyondell Petrochemical
                 Co.                         U.S.         768,600     21,136,500
                Rhone-Poulenc SA, A           Fr.         958,500     19,650,536
                                                                  --------------
                                                                     193,028,508
--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Construction & Housing: 0.1%
                Kaufman & Broad Home
                 Corp.                       U.S.         760,100 $   10,166,338
--------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.4%
                *Quantum Corp.               U.S.       1,200,000     28,800,000
--------------------------------------------------------------------------------
 Electrical & Electronics: 2.2%
                Alcatel Alsthom SA            Fr.         400,000     40,091,513
                Asea AB, A                   Swe.         770,000     68,544,742
                G.P. Batteries
                 International Ltd.         Sing.         261,000        704,700
                Gold Peak Industries
                 (Holdings) Ltd.             H.K.       7,080,000      3,269,733
                Hitachi Ltd.                 Jpn.         364,000      3,983,431
                Philips Electronics NV      Neth.         850,000     38,122,151
                                                                  --------------
                                                                     154,716,270
--------------------------------------------------------------------------------
 Energy Equipment & Services: 0.3%
                Koninklijke Pakhoed NV      Neth.         150,100      4,506,193
                Sun Co. Inc.                 U.S.         600,000     15,975,000
                                                                  --------------
                                                                      20,481,193
--------------------------------------------------------------------------------
 Energy Sources: 4.9%
                Repsol SA                     Sp.       1,029,700     32,306,406
                Saga Petroleum AS, A         Nor.         142,800      1,801,963
                Saga Petroleum AS, B         Nor.       1,557,110     18,921,106
                Shell Transport &
                 Trading Co. PLC             U.K.          83,700      5,806,688
                Shell Transport &
                 Trading Co. PLC             U.K.         687,000      7,840,251
                Societe Elf Aquitane SA       Fr.         805,000     58,918,579
                Texaco Inc.                  U.S.         800,000     51,800,000
                Total SA, B                   Fr.       1,125,300     66,067,589
                Transportadora de Gas
                 del Sur SA, ADR B           Arg.         387,900      4,024,463
                USX-Marathon Group Inc.      U.S.       1,051,000     21,676,875
                Valero Energy Corp.          U.S.       1,811,700     41,442,638
                YPF Sociedad Anonima         Arg.       1,400,000     24,933,714
                YPF Sociedad Anonima,
                 ADR                         Arg.         700,000     12,337,500
                                                                  --------------
                                                                     347,877,772
--------------------------------------------------------------------------------
 Financial Services: 4.0%
                Axa SA                        Fr.         358,200     19,831,216
                Dean Witter Discover &
                 Co.                         U.S.         265,410     13,535,910
                Federal National
                 Mortgage Assn.              U.S.         730,000     69,623,750
                Merrill Lynch & Co. Inc.     U.S.       2,792,800    160,935,100
                Peregrine Investments
                 Holdings Ltd.               H.K.      10,000,000     14,274,642
                                                                  --------------
                                                                     278,200,618
--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Food & Household Products: 1.7%
                Burns Philp & Co. Ltd.       Aus.         236,700 $      503,500
                C.P. Pokphand Co. Ltd.       H.K.      12,203,000      4,808,055
                Cafe de Coral Holdings
                 Ltd.                        H.K.         762,000        181,124
                Embotelladora Andina SA,
                 ADR                        Chil.         546,900     18,936,413
                Goodman Fielder Ltd.         Aus.       9,490,444      8,631,502
                *Grupo Embotellador de
                 Mexico SA de CV, GDR        Mex.       1,684,750     20,638,188
                Grupo Embotellador de
                 Mexico SA, B                Mex.         187,200      1,178,390
                Hillsdown Holdings PLC       U.K.      13,423,076     39,781,025
                Vitro SA                     Mex.       6,090,720     18,344,957
                Vitro SA, ADR                Mex.         492,840      4,558,770
                                                                  --------------
                                                                     117,561,924
--------------------------------------------------------------------------------
 Forest Products & Paper: 4.9%
                Assidomaen AB                Swe.         500,000     10,476,869
                Boise Cascade Corp.          U.S.         708,000     30,355,500
                Carter Holt Harvey Ltd.      N.Z.       1,379,500      3,141,735
                Crown Vantage Inc.           U.S.          64,510      1,564,368
                Enso Gutzeit OY, R           Fin.         852,300      7,379,977
                Fletcher Challenge Ltd.      N.Z.      16,707,271     45,442,438
                Fletcher Challenge Ltd.      Aus.         223,875        277,654
                Fletcher Challenge Ltd.      N.Z.       9,926,817     12,272,794
                Georgia-Pacific Corp.        U.S.       1,092,200     98,298,000
                International Paper Co.      U.S.         377,400     30,899,625
                James River Corp.            U.S.         468,200     16,269,950
                Metsa Serla OY, B            Fin.         472,300     18,618,427
                PT Pabrik Kertas Tjiwi
                 Kimia, fgn.                Indo.       2,217,500      4,891,904
                Repola OY                    Fin.       1,242,900     23,761,678
                St. Joe Paper Co.            U.S.         600,000     36,750,000
                                                                  --------------
                                                                     340,400,919
--------------------------------------------------------------------------------
 Health & Personal Care: 0.7%
                Ciba-Geigy AG               Swtz.          65,000     46,014,357
                Windmere Corp.               U.S.         227,200      1,760,800
                                                                  --------------
                                                                      47,775,157
--------------------------------------------------------------------------------
 Industrial Components: 0.7%
                Goodyear Tire & Rubber
                 Co.                         U.S.       1,189,000     47,560,000
--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                    COUNTRY     SHARES         VALUE

------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------
 Insurance: 4.8%
                Ace Ltd.                   Bmu.       1,100,000 $   33,825,000
                Aetna Life & Casualty
                 Co.                       U.S.          48,700      3,323,775
                Allstate Corp.             U.S.         695,276     23,552,475
                American International
                 Group Inc.                U.S.         461,250     37,188,281
                Baloise-Holding           Swtz.          17,777     35,555,475
                Cigna Corp.                U.S.         445,172     43,070,391
                International
                 Nederlanden Group        Neth.         510,000     28,328,168
                International
                 Nederlanden Group,
                 trading cpn.             Neth.         510,000        595,077
                Kemper Corp.               U.S.         651,697     31,281,456
                London Insurance Group
                 Inc.                      Can.         300,000      5,892,757
                National Mutual Asia
                 Ltd.                      H.K.       7,324,000      5,251,027
                Reliastar Financial
                 Corp.                     U.S.         552,200     20,983,600
                Travelers Inc.             U.S.         662,961     31,822,128
                W.R. Berkley Corp.         U.S.         700,000     30,012,500
                *Zurich Reinsurance
                 Centre Holdings, Inc.     U.S.         153,900      4,540,050
                                                                --------------
                                                                   335,222,160
------------------------------------------------------------------------------
 Leisure & Tourism: 0.1%
                Grand Hotel Holdings
                 Ltd.                      H.K.       1,272,000        435,448
------------------------------------------------------------------------------
 Machinery & Engineering: 0.1%
                Saurer AG                 Swtz.             700        226,565
------------------------------------------------------------------------------
 Merchandising: 1.8%
                Argyll Group PLC           U.K.       5,079,983     27,745,687
                Cifra SA, B                Mex.      15,000,000     19,123,506
                K Mart Corp.               U.S.       1,800,000     24,525,000
                Limited Inc.               U.S.       1,800,000     33,300,000
                Sears Roebuck & Co.        U.S.         750,000     24,281,250
                                                                --------------
                                                                   128,975,443
------------------------------------------------------------------------------
 Metals & Mining: 3.6%
                Alcan Aluminum Ltd.        Can.       1,016,850     33,226,061
                Alcan Australia Ltd.       Aus.         384,600        968,431
                *Alumax Inc.               U.S.       1,088,000     37,128,000
                *Arbed SA                  Lux.          86,725     11,733,957
                *Asturiana del Zinc SA      Sp.         875,000      9,278,823
                Elkem AS                   Nor.         164,200      1,995,264
                Goldfields Ltd.            Aus.         204,428        510,144
                Maanshan Iron & Steel
                 Co. Ltd., H               Chn.      17,230,000      2,871,296

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Metals & Mining (cont.)
                Outokumpu OY, A              Fin.       1,891,584 $   35,258,017
                *Outokumpu OY, wts.          Fin.         705,750        184,939
                Pechiney SA, invt. ctf.       Fr.         475,900     30,825,164
                Pohang Iron & Steel Co.
                 Ltd.                        Kor.         191,155     18,138,958
                Renison Goldfields
                 Consolidated Ltd.           Aus.       2,500,000     10,429,116
                Reynolds Metals Co.          U.S.         537,808     32,134,028
                *Union Miniere NPV           Bel.         400,000     26,165,872
                                                                  --------------
                                                                     250,848,070
--------------------------------------------------------------------------------
 Misc Materials & Commodities: 0.4%
                De Beers Consolidated
                 Mines Ltd.                 S.AF.         580,150     14,875,641
                Pechiney International
                 SA                           Fr.         600,000     14,392,536
                                                                  --------------
                                                                      29,268,177
--------------------------------------------------------------------------------
 Multi-Industry: 3.4%
                BTR Nylex Ltd.               Aus.      13,000,000     34,493,126
                Cheung Kong Holdings
                 Ltd.                        H.K.       8,000,000     39,684,795
                Dairy Farm International
                 Holdings Ltd.               H.K.      32,315,340     30,053,266
                DESC SA, B                   Mex.       2,480,100     10,118,018
                Fotex First Hungarian-
                 American Photo-Service      Hun.         157,944        198,874
                Jardine Matheson
                 Holdings Ltd.
                 (Singapore)                 H.K.       3,979,340     28,651,248
                Jardine Strategic
                 Holdings Ltd.
                 (Singapore)                 H.K.      10,101,952     31,720,129
                Pacific Dunlop Ltd.          Aus.      14,000,000     33,042,446
                Swire Pacific Ltd., A        H.K.       3,941,000     29,528,226
                Swire Pacific Ltd., B        H.K.       3,660,500      4,350,420
                                                                  --------------
                                                                     241,840,548
--------------------------------------------------------------------------------
 Real Estate: 2.0%
                American Health
                 Properties Inc.             U.S.         243,300      5,291,775
                Beacon Properties Corp       U.S.         200,000      4,300,000
                Carr Realty Corp.            U.S.         158,900      3,058,825
                Federal Realty
                 Investment Trust            U.S.         300,000      6,562,500
                General Growth
                 Properties                  U.S.         500,000     10,062,500
                Hang Lung Development
                 Co. Ltd.                    H.K.      15,374,000     23,832,580
                *Hang Lung Development
                 Co. Ltd., wts.              H.K.         840,000        130,216
                IRT Property Co.             U.S.         592,300      5,700,888
                Meditrust Inc.               U.S.         700,000     23,012,500
                National Health
                 Investors Inc.              U.S.         500,000     14,437,500
                Nationwide Health
                 Properties Inc.             U.S.         400,000     15,650,000
                Rouse Co.                    U.S.       1,200,000     25,350,000

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Real Estate (cont.)
                Tai Cheung Holdings Ltd.     H.K.       1,317,412 $    1,140,248
                *Tasman Properties Ltd.      N.Z.       8,000,000        119,729
                Universal Health Realty
                 Income Trust                U.S.         200,000      3,275,000
                                                                  --------------
                                                                     141,924,261
--------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 0.1%
                Gibson Greetings Inc.        U.S.         137,200      1,972,250
--------------------------------------------------------------------------------
 Telecommunications: 3.7%
                Compania de
                 Telecomunicaciones de
                 Chile SA, ADR              Chil.          54,600      3,985,800
                STET (Sta Finanziaria
                 Telefonica Torino) SPA      Itl.       6,276,000     19,184,794
                STET (Sta Finanziaria
                 Telefonica Torino) SPA,
                 di Risp                     Itl.       2,782,000      6,814,284
                Telecom Argentina Stet
                 France SA, ADR              Arg.         583,200     25,369,200
                Telecom Italia Mobile,
                 di risp                     Itl.       8,178,050      8,208,877
                Telecom Italia Spa, di
                 Risp                        Itl.       8,178,050     10,493,874
                Telefonica de Argentina
                 SA, B, ADR                  Arg.       1,200,000     29,700,000
                Telefonica de Espana SA       Sp.       4,210,000     57,064,264
                Telefonos de Mexico SA,
                 L                           Mex.      14,118,470     23,039,543
                Telefonos de Mexico SA,
                 L, ADR                      Mex.       2,400,000     78,600,000
                                                                  --------------
                                                                     262,460,636
--------------------------------------------------------------------------------
 Textiles & Apparel: 0.4%
                Daehan Synthetic Fiber
                 Co. Ltd.                    Kor.          18,550      2,375,129
                *Fruit of the Loom Inc.,
                 A                           U.S.         700,000     16,450,000
                Winsor Industrial Corp.
                 Ltd.                        H.K.       6,585,000      7,230,655
                                                                  --------------
                                                                      26,055,784
--------------------------------------------------------------------------------
 Transportation: 3.6%
                American President Cos.
                 Ltd.                        U.S.         892,200     26,208,375
                Anangel-American
                 Shipholdings Ltd., ADR      Grd.          39,100        591,387
                *Bremer Vulkan Verbund
                 AG                          Ger.         400,000     22,125,341
                British Airways PLC          U.K.       3,987,100     26,354,652
                Cathay Pacific Airways
                 Ltd.                        H.K.      19,604,000     29,503,501
                IMC Holdings Ltd.            H.K.       6,860,000      4,891,771
                Koninklijke Nedlloyd NV     Neth.         300,000     10,428,441
                Malaysian International
                 Shipping Corp. Bhd.,
                 fgn.                        Mal.       2,745,333      7,867,387
                Malaysian International
                 Shipping Corp. Bhd.,
                 fgn.                        Mal.       4,000,000     11,484,870
                OMI Corp.                    U.S.         680,100      5,270,775
                Peninsular & Oriental
                 Steam Navigation Co.        U.K.       1,400,000     12,056,231
                *Qantas Airways Ltd.,
                 ADR, 144a                   Aus.         481,700      7,887,838
                Shun Tak Holdings            H.K.      28,906,000     24,271,929

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY     SHARES         VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Transportation (cont.)
                Singapore Airlines Ltd.,
                 fgn.                       Sing.       2,378,000 $   20,081,633
                Stolt Nielsen SA             U.S.         463,500     13,267,688
                *Swissair Schweizerische
                 Luftverkehr AG             Swtz.          33,350     21,034,898
                Transportacion Maritima
                 Mexicana SA de CV, L,
                 ADR                         Mex.         366,500      3,161,063
                *USAir Group Inc.            U.S.         380,300      3,089,938
                                                                  --------------
                                                                     249,577,718
--------------------------------------------------------------------------------
 Utilities Electrical & Gas: 4.1%
                American Electric Power
                 Co. Inc.                    U.S.         900,000     30,712,500
                British Gas PLC              U.K.       3,860,000     16,590,429
                Centerior Energy Corp.       U.S.       2,000,000     21,500,000
                Cia Energetica de Minas
                 Gerais, ADR                Braz.           7,000        157,726
                Compania Sevillana de
                 Electricidad                 Sp.       3,534,492     22,404,091
                Electricidad de Caracas     Venz.       9,693,606      7,470,636
                Entergy Corp.                U.S.       1,350,000     32,400,000
                Iberdrola SA                  Sp.       4,754,448     36,505,609
                Long Island Lighting Co.     U.S.       1,650,000     28,050,000
                Niagara Mohawk Power
                 Corp.                       U.S.       2,000,000     24,000,000
                Shandong Huaneng Power       Chn.         900,000      7,537,500
                Texas Utilties Electric
                 Co.                         U.S.       1,300,000     45,175,000
                VEBA AG                      Ger.         400,000     15,286,104
                                                                  --------------
                                                                     287,789,595
--------------------------------------------------------------------------------
 Wholesale & International Trade: 0.1%
                Sime Darby Hongkong Ltd.     H.K.       6,660,000      8,087,327
                                                                  --------------
 TOTAL COMMON STOCKS (cost $4,000,191,812 )                        5,065,085,709
--------------------------------------------------------------------------------
 PREFERRED STOCKS: 1.7%
--------------------------------------------------------------------------------
                ABN Amro NV, conv., pfd.    Neth.          46,000      1,680,097
                American Health
                 Properties Psychiatric
                 Group, pfd.                 U.S.          24,330        395,363
                Bayerische Motorenwerke
                 (BMW), pfd.                 Ger.          15,000      5,885,559
                Cemig-Cia Energetica de
                 Minas Gerais, pfd.         Braz.     400,000,000      9,012,898
                Petrobras-Petroleo
                 Brasileiro SA, pfd.        Braz.      67,583,000      6,418,517
                Reynolds Metals Co.,
                 conv., pfd.                 U.S.          45,715      2,451,467
                Telebras-
                 Telecomunicacoes
                 Brasileiras SA, pfd.       Braz.     875,600,000     37,845,096
                Telebras-
                 Telecomunicacoes
                 Brasileiras SA, pfd.,
                 ADR                        Braz.       1,000,000     43,500,000
                Telesp-Telecomunicacoes
                 de Sao Paulo SA, pfd.      Braz.      71,334,000     11,716,877
                USAir Group Inc., B,
                 conv., pfd.                 U.S.         101,000      3,030,000
                                                                  --------------
 TOTAL PREFERRED STOCKS (cost $95,867,947 )                          121,935,874
--------------------------------------------------------------------------------

TEMPLETON GROWTH FUND, INC.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                     PRINCIPAL IN
 INDUSTRY       ISSUE                      COUNTRY LOCAL CURRENCY**     VALUE

----------------------------------------------------------------------------------
 BONDS: 6.2%
----------------------------------------------------------------------------------
                Arbed SA, 2.50%, conv.,
                 7/15/03                    Ger.         3,250,000  $    1,926,090
                C.S. Holding Finance BV,
                 4.875%, conv., 11/19/02    U.S.         4,615,000       5,803,363
                Government of Australia:
                7.00%, 8/15/98              Aus.        40,000,000      29,319,683
                6.25%, 3/15/99              Aus.        40,000,000      28,361,483
                7.0%, 4/15/00               Aus.        40,000,000      28,491,367
                Jardine Strategic
                 Holdings Ltd., 7.50%,
                 conv., pfd.                U.S.         9,050,000       9,728,750
                Softe SA, 4.25%, conv.,
                 7/30/98, 144a              Itl.     2,880,000,000       1,998,431
                U.S. Treasury Notes:
                7.75%, 3/31/96              U.S.        10,000,000      10,114,100
                7.375%, 5/15/96             U.S.        10,000,000      10,110,900
                7.25%, 8/31/96              U.S.        10,000,000      10,140,600
                8.50%, 7/15/97              U.S.        50,000,000      52,304,500
                7.875%, 1/15/98             U.S.        10,000,000      10,432,800
                6.375%, 7/15/99             U.S.        78,000,000      78,950,820
                6.0%, 10/15/99              U.S.        78,000,000      77,890,020
                6.375%, 1/15/00             U.S.        78,000,000      78,987,480
                                                                    --------------
 TOTAL BONDS (cost $430,872,857 )                                      434,560,387
----------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 19.5% (cost $1,367,803,139 )
----------------------------------------------------------------------------------
                U.S. Treasury Bills,
                 5.25% to 5.41% with
                 maturities to 11/2/95      U.S.     1,375,779,000   1,368,101,153
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.8% (cost $5,894,735,755 )                     6,989,683,123
 OTHER ASSETS, LESS LIABILITIES: 0.2%                                   17,163,451
                                                                    --------------
 TOTAL NET ASSETS: 100.0%                                           $7,006,846,574
                                                                    ==============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $5,894,735,755)                                               $6,989,683,123
 Cash                                                                  295,605
 Receivables:
  Investment securities sold                                        41,606,562
  Capital shares sold                                               18,247,823
  Dividends and interest                                            22,111,079
                                                                --------------
   Total assets                                                  7,071,944,192
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased                                   51,732,643
  Capital shares redeemed                                            5,768,211
 Accrued expenses                                                    7,596,764
                                                                --------------
   Total liabilities                                                65,097,618
                                                                --------------
Net assets, at value                                            $7,006,846,574
                                                                ==============
Net assets consist of:
 Undistributed net investment income                            $  118,129,870
 Net unrealized appreciation                                     1,094,947,368
 Accumulated net realized gain                                     505,193,550
 Net capital paid in on shares of capital stock                  5,288,575,786
                                                                --------------
Net assets, at value                                            $7,006,846,574
                                                                ==============
Class I:
 Net asset value per share ($6,964,298,306 / 367,396,849 shares
  outstanding)                                                  $        18.96
                                                                ==============
 Maximum offering price ($18.96 / 94.25%)                       $        20.12
                                                                ==============
Class II:
 Net asset value per share ($42,548,268 / 2,251,399
  shares outstanding)                                           $        18.90
                                                                ==============
 Maximum offering price ($18.90 / 99.00%)                       $        19.09
                                                                ==============

                  SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $11,241,200 foreign taxes withheld)
 Dividends                                   $148,342,810
 Interest                                      62,606,383
                                             ------------
  Total income                                             $210,949,193
Expenses:
 Management fees (Note 3)                      37,081,820
 Administrative fees (Note 3)                   5,069,519
 Distribution fees (Note 3)
  Class I                                      14,111,534
  Class II                                         59,025
 Transfer agent fees (Note 3)                   5,903,000
 Custodian fees                                 2,151,652
 Reports to shareholders                        1,905,000
 Audit fees                                        64,000
 Legal fees (Note 3)                               95,000
 Registration and filing fees                     442,000
 Directors' fees and expenses                     122,000
 Other                                            119,930
                                             ------------
  Total expenses                                             67,124,480
                                                           ------------
   Net investment income                                    143,824,713
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                 540,308,331
  Foreign currency transactions                (4,031,550)
                                             ------------
                                              536,276,781
 Net unrealized depreciation on investments   (70,834,341)
                                             ------------
  Net realized and unrealized gain                          465,442,440
                                                           ------------
Net increase in net assets resulting from
 operations                                                $609,267,153
                                                           ============

TEMPLETON GROWTH FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                   1995            1994
                                              --------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $  143,824,713  $   83,751,095
  Net realized gain on investments and for-
   eign currency transactions                    536,276,781     421,625,512
  Net unrealized appreciation (depreciation)     (70,834,341)    257,341,592
                                              --------------  --------------
   Net increase in net assets resulting from
    operations                                   609,267,153     762,718,199
 Distributions to shareholders:
  From net investment income
   Class I                                       (89,841,133)    (65,003,617)
  From net realized gain
   Class I                                      (391,713,252)   (267,596,888)
 Capital share transactions (Note 2)
   Class I                                     1,225,661,539   1,147,531,339
   Class II                                       41,911,887              --
                                              --------------  --------------
     Net increase in net assets                1,395,286,194   1,577,649,033
Net assets:
 Beginning of year                             5,611,560,380   4,033,911,347
                                              --------------  --------------
 End of year                                  $7,006,846,574  $5,611,560,380
                                              ==============  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

August 31, 1995, there were, for each class, 600 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                              CLASS I
                       --------------------------------------------------------
                               YEAR ENDED                   YEAR ENDED
                            AUGUST 31, 1995              AUGUST 31, 1994
                       ---------------------------  ---------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------  --------------  -----------  --------------
     Shares sold        79,757,433  $1,395,342,956   77,882,578  $1,386,166,876
     Shares issued on
      reinvestment
      of distributions  25,222,610     425,065,372   17,120,603     290,562,169
     Shares redeemed   (33,772,952)   (594,746,789) (29,766,676)   (529,197,706)
                       -----------  --------------  -----------  --------------
     Net increase       71,207,091  $1,225,661,539   65,236,505  $1,147,531,339
                       ===========  ==============  ===========  ==============

                            CLASS II
                      ----------------------
                         FOR THE PERIOD
                       MAY 1, 1995 THROUGH
                         AUGUST 31, 1995
                      ----------------------
                       SHARES      AMOUNT
                      ---------  -----------
     Shares sold      2,265,948  $42,184,648
     Shares redeemed    (14,549)    (272,761)
                      ---------  -----------
     Net increase     2,251,399  $41,911,887
                      =========  ===========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain Officers of the Fund are also directors or officers of Templeton, Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD) and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively. The fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the average daily net assets of the Fund up to $200 million, reduced to 0.675% of such average daily net assets in excess of $200 million, and further reduced to 0.60% of such net assets in excess of $1.3 billion. The Fund pays TGII monthly an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTD received net commissions of $5,685,601 from the sale of the Fund's shares and FTIS received fees of $5,903,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, there were no unreimbursed expenses. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $7,640 were paid to FTD for the year ended August 31, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $95,000 for the year ended August 31, 1995.

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $2,139,453,077 and $1,810,919,396, re-
spectively. The cost of securities for federal income tax purposes is $5,894,729,813. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $1,243,020,307
      Unrealized depreciation        (148,066,997)
                                   --------------
      Net unrealized appreciation  $1,094,953,310
                                   ==============

TEMPLETON GROWTH FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton Growth Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying fi-nancial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Growth Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods in-dicated, in conformity with generally accepted accounting principles.


                                                     /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

 TEMPLETON GROWTH FUND, INC.

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Growth Fund, Inc, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



[RECYCLING LOGO APPEARS HERE]                                    TL101 A95 10/95

TEMPLETON
GROWTH
FUND, INC.

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]